UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Dynamic Shares Trust

(Exact name of registrant as specified in its charter)

Delaware	001-40369	32-6540728
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Dynamic Shares LLC 401 W. Superior Street, Suite 300 Chicago, IL (Address of principal executive offices)	60654 (zip code)

Registrant’s telephone number, including area code: (312) 216-2890

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dynamic Short Short-Term Volatility Futures ETF	WEIX	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 20, 2024, Dynamic Shares LLC, the sponsor of the Dynamic Short Short-Term Volatility Futures ETF (the “Fund”) notified the Cboe BZX Exchange, Inc. (“Cboe BZX”) of its decision to voluntarily close, de-list and liquidate the Fund and to withdraw the shares thereof from registration under the Securities Exchange Act of 1934, as amended. Prior to market open on December 30, 2024, shares of the Fund will not be traded on Cboe BZX and there will be no secondary market for the Fund’s shares.

The creation of new shares in the Fund will cease prior to the market open on Monday, December 23, 2024. Secondary market trading in the Fund’s shares will be halted prior to the market open on December 30, 2024. Fund holdings will be liquidated by December 30, 2024, or shortly thereafter. Once the Fund is in the process of liquidating its portfolio, it will not be managed in accordance with its investment objective. Proceeds of the liquidation are scheduled to be distributed to shareholders on or about December 30, 2024 (the “Distribution Date”).

Any shareholders remaining in the Fund on the Distribution Date will automatically have their shares redeemed for cash at the net asset value as of the liquidation date. The cash distribution will be deposited into the cash portion of shareholders’ brokerage accounts. These cash distributions are taxable events, and shareholders should consult their tax advisors about potential tax consequences.

The Sponsor announced the foregoing via a press release dated December 20, 2024. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Dated December 20, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 20, 2024	Dynamic Shares Trust

		By:	/s/ Weixuan Zhang
		Name	Weixuan Zhang
		Title:	Principal Executive Officer